UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 31, 2016
CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1649 West Frankford Road
Carrollton, TX 75007
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition
On October 31, 2016, CyrusOne Inc. issued a press release reporting financial results and operating information for the quarter ended September 30, 2016. In addition, the Company made available on its website supplemental operating and financial data for the same period. The press release and supplemental information are furnished herewith as Exhibit 99.1.
Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure
On October 31, 2016, Gary J. Wojtaszek, the Company’s president and chief executive officer, and Gregory R. Andrews, the Company’s chief financial officer, will present third quarter 2016 results. A live webcast of the conference call will also be available on the investor relations page of the Company's website at http://investor.cyrusone.com/index.cfm.
A copy of the presentation to be made during the meeting is attached to this Current Report as Exhibit 99.2.
The information in Items 2.02 and 7.01 and the exhibits attached to this Current Report as Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 31, 2016.
99.2	Presentation made during the CyrusOne third quarter 2016 earnings conference call on October 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2016	CYRUSONE INC.

	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 31, 2016.
99.2	Presentation made during the CyrusOne third quarter 2016 earnings conference call on October 31, 2016.